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                FIRST AMENDMENT OF MANAGEMENT AGREEMENT


                  This First Amendment of Management Agreement is dated as of the 1st day of January, 1996, by and between NATIONAL AUTO FINANCE COMPANY L.P., a Delaware limited partnership (the "Partnership"), AUTO CREDIT CLEARINGHOUSE L.P., a Delaware limited partnership ("ACCH") and NATIONAL AUTO FINANCE CORPORATION, a Delaware corporation (the "Corporation").

                                    RECITALS

                  A. The Partnership and the Corporation entered into that certain Management Agreement as of December 29, 1994 (the "Management Agreement").

                  B. The Corporation is the general partner of the Partnership and ACCH.

                  C. ACCH desires to define more specifically the role of the Corporation in the performance of its obligations as general partner of ACCH and the payment to the Corporation of fees and expenses as compensation for the performance of its obligations.

                  D. The Partnership and the Corporation desire to amend the fixed fee payable under the Management Agreement.

                  NOW THEREFORE, in accordance with these premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                  1. Services Performed for ACCH. The Corporation shall perform, in its capacity as general partner of ACCH, each of the services which are required to be performed by the Corporation pursuant to the terms of the Management Agreement; provided however that the Corporation shall be entitled to utilize the services of National Financial Corporation, or its designee, National Financial Companies LLC (collectively "NFC") in accordance with that certain Services Agreement, by and between the Corporation and NFC, as amended on the date hereof.

                  2. Fees and Expenses. The Corporation shall be entitled to receive fees and expenses as described in Section 2 of the Management Agreement with respect to the

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services performed by the Corporation for the Partnership and ACCH; provided however that Section 2(v) is hereby deleted and the following paragraph is hereby substituted in lieu thereof:

                  (v) (A) a fixed fee of $25,000.00 per month during each month of calendar year 1996 with respect to the services performed for the benefit of the Partnership and (B) a fixed fee of $20,000 per month of calendar year 1996 with respect to the services performed for the benefit of ACCH. Such payments shall be made beginning on January 15, 1996 and shall continue on the fifteenth of each succeeding month through and including December 1996.

                  3. Term. Section 3 of the Management Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

                  3. Term. This Management Agreement shall expire on the earlier to occur of (A) December 21, 2015 and (B) the later to occur of (1) the date on which the complete liquidation of the Partnership and the cancellation of its Certificate of Limited Partnership has been effected and (2) the date on which the complete liquidation of ACCH and the cancellation of its Certificate of Limited Partnership has been effected.

                  4. Notices. Notices provided to ACCH under this Agreement shall be sent care of the Partnership.

                  5. Services Agreement. The parties hereto consent to the amendment of the Services Agreement as set forth on Exhibit A attached hereto.

                  6. NFC. As used in the Management Agreement, the term "NFC" shall mean National Financial Corporation, or its designee, National Financial Companies, LLC, as designated by National Financial Corporation.

                  7. Effect of this Agreement. The Management Agreement, as amended hereby, is hereby ratified and confirmed in full force and effect, by each of the parties hereto.

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                  IN WITNESS WHEREOF, each party hereto has caused this First
Amendment to Management Agreement to be duly executed as of the date first above written.

                                    NATIONAL AUTO FINANCE COMPANY L.P.

                                    By:   National Auto Finance
                                          Corporation,
                                          its general partner


                                          By:_______________________________
                                          Name:_____________________________
                                          Title:____________________________


                                    NATIONAL AUTO FINANCE CORPORATION


                                    By:_____________________________________
                                    Name:___________________________________
                                    Title:__________________________________


                                    AUTO CREDIT CLEARINGHOUSE L.P.

                                    By:   National Auto Finance
                                          Corporation,
                                          its general partner


                                          By:_______________________________
                                          Name:_____________________________
                                          Title:____________________________


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